                                                             EXHIBIT NUMBER (21)
                                                               TO 1995 FORM 10-K


                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1996


                                                                       Percent     Jurisdiction of
                                                                        Owned       Incorporation
                                                                       -------     ---------------

The Northern Trust Company                                               100%      Illinois
  NorLease, Inc.                                                         100%      Delaware
  MFC Company, Inc.                                                      100%      Delaware
  NTB Merchant Services, Inc.                                            100%      Illinois
  The Northern Trust Company, Canada                                     100%      Ontario, Canada
  Nortrust Nominees Ltd.                                                 100%      London
  The Northern Trust Company U.K. Pension Plan Limited                   100%      London
  The Northern Trust International Banking Corporation                   100%      Edge Act
      Nortrust International Finance (Hong Kong) Ltd.                    100%      Hong Kong
      Northern Global Financial Services Ltd.                            100%      Hong Kong
      Northern Trust Trade Services Limited                              100%      Hong Kong
      Northern Trust Fund Managers (Ireland) Limited                     100%      Ireland

Northern Trust of Florida Corporation                                    100%      Florida
  Northern Trust Cayman International, Ltd.                              100%      Cayman Islands, BWI
  Northern Trust Bank of Florida N.A.                                    100%      National Bank
    Realnor Properties, Inc.                                             100%      Florida
    Realnor Special Properties, Inc.                                     100%      Florida
    Realnor 1177, Inc.                                                   100%      Florida
    Realnor Hallandale, Inc.                                             100%      Florida
  Northern Trust Bank of Vero Beach                                      100%      Florida

Nortrust of Arizona Holding Corporation                                  100%      Arizona
  Northern Trust Bank of Arizona N.A.                                    100%      National Bank

Northern Trust of California Corporation                                 100%      Delaware
  Northern Trust Bank of California N.A.                                 100%      National Bank
  Berry, Hartell, Evers & Osborne, Inc.                                  100%      Delaware

Northern Trust Bank of Texas N.A.                                        100%      National Bank

Fiduciary Services Inc.                                                  100%      Texas

Tanglewood Bancshares, Inc.                                              100%      Texas

Northern Futures Corporation                                             100%      Delaware

                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 1996
                                  (continued)


                                                                       Percent       State of
                                                                        Owned      Incorporation
                                                                       -------     -------------

Norsub Corporation                                                       100%      Delaware

First Lake Forest Corporation                                            100%      Delaware

Northern Investment Corporation                                          100%      Delaware

Northern Investment Management Company                                   100%      Delaware

Northern Trust Securities, Inc.                                          100%      Delaware

Northern Trust Services, Inc.                                            100%      Illinois

Nortrust Realty Management, Inc.                                         100%      Illinois

The Northern Trust Company of New York                                   100%      New York

Hazlehurst & Associates, Inc.                                            100%      Delaware

RCB International, Inc.                                                  100%      Delaware
  Diversified Fund Management, Inc.                                      100%      Ontario, Canada
  RCB International Limited                                              100%      England
  RCB Trust Company                                                      100%      Connecticut